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                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[X]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                         THE ELDER-BEERMAN STORES CORP.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

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[ELDER-BEERMAN LOGO]                                                     NEWS
                                                                       RELEASE


        3155 El-Bee Rd. - Box 1448 - Dayton, OH 45401-1448 - 937-296-2700
                               - FAX 937-296-4625


                              INVESTOR INQUIRIES:
                              Scott J. Davido
                              Executive Vice President - Chief Financial Officer
                              (937) 296-2683


                  ELDER-BEERMAN RESPONDS TO SHAREHOLDER FILING

DAYTON, OHIO, JUNE 23, 2000 - The Elder-Beerman Stores Corp. (NASDAQ NM: EBSC) announced on February 28, 2000 that it engaged Wasserstein Perella & Co. to explore strategic alternatives. On June 8, 2000 the Company announced that the process of evaluating the Company's options on how to best maximize shareholder value is ongoing. The Board of Directors of the Company believes that the Amendment to Schedule 13D and preliminary proxy solicitation materials filed with the Securities and Exchange Commission by PPM America on June 7, 2000 are harmful to this process because the Company may lose employees, customers and vendors.

         Prior to June 7, 2000, PPM America filed amendments to its Schedule 13D whereby it announced its intentions to nominate directors for election at the Company's Annual Meeting of Shareholders because of its disapproval with the way the current management was running the Company. In response to PPM America's previous filings, several employees of the Company expressed concern to members of the Company's management about their job security and the possibility of leaving the Company to work elsewhere. Customers and vendors also expressed concern to members of management and employees of the Company about the future of the Company and how their relationships with the Company could be affected by the changes advocated by PPM America in its filings.

         The Board of Directors of the Company believes that the preliminary proxy materials filed by PPM America on June 7 will enhance these concerns of certain employees, vendors and

                                     (more)

ELDER-BEERMAN RESPONDS TO SHAREHOLDER FILING... / P.2 customers. As a result, some employees of the Company may leave to seek what they believe to be more secure jobs and customers may shop elsewhere because of the Company's perceived uncertain future.

         The Board of Directors of the Company also believes that its exploration of strategic alternatives may be hindered because of PPM America's filing. This process includes the Board of Directors, members of the Company's management and the Company's advisors talking to interested parties about the various alternatives available to the Company to best maximize shareholder value. After PPM America's filing of its preliminary proxy materials, the Board of Directors believes that some parties may indicate their reluctance to engage in or continue the process until after the Company's Annual Meeting of Shareholders scheduled for August 24, 2000 because of their concerns about the actions proposed to be taken by PPM America at the Company's Annual Meeting.

         THE COMPANY STRONGLY ADVISES ALL ELDER-BEERMAN SHAREHOLDERS TO READ THE COMPANY'S PRELIMINARY PROXY STATEMENT, WHICH WILL BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE COMPANY'S PRELIMINARY PROXY STATEMENT WILL CONTAIN IMPORTANT INFORMATION THAT YOU SHOULD CONSIDER BEFORE MAKING ANY DECISION ABOUT THE PROPOSALS TO BE VOTED ON AT THE COMPANY'S ANNUAL MEETING. THE COMPANY'S PRELIMINARY PROXY STATEMENT WILL BE AVAILABLE AT NO CHARGE ON THE SECURITY AND EXCHANGE COMMISSION'S WEB SITE AT HTTP://WWW.SEC.GOV. WHEN COMPLETED, THE COMPANY'S FINAL DEFINITIVE PROXY STATEMENT WILL BE MAILED TO ALL ELDER-BEERMAN SHAREHOLDERS AND WILL BE AVAILABLE AT NO CHARGE ON THE SECURITY AND EXCHANGE COMMISSION'S WEB SITE AT HTTP://WWW.SEC.GOV.

         ELDER-BEERMAN AND ITS OFFICERS AND DIRECTORS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FROM ITS SHAREHOLDERS WITH RESPECT TO THE ITEMS TO BE VOTED ON AT THE ANNUAL MEETING AND

ELDER-BEERMAN RESPONDS TO SHAREHOLDER FILING... / P.3
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MAY HAVE AN INTEREST EITHER DIRECTLY OR INDIRECTLY BY VIRTUE OF THEIR SECURITY
HOLDINGS OR OTHERWISE. INFORMATION RELATING TO THE PARTICIPANTS WILL BE CONTAINED IN THE COMPANY'S PRELIMINARY PROXY STATEMENT OR MAY BE OBTAINED BY CONTACTING THE COMPANY AT THE ABOVE NUMBER.

         The nation's eighth largest independent department store chain, The Elder-Beerman Stores Corp. is headquartered in Dayton, Ohio and operates 62 stores in Ohio, West Virginia, Indiana, Michigan, Illinois, Kentucky, Wisconsin and Pennsylvania. Elder-Beerman also operates two furniture superstores.

         This press release contains "forward-looking statements," including predictions of future operating performance, events or developments such as our future sales, profits, expenses, income and earnings per share. In addition, words such as "expects," "anticipates," "intends," "plans," "believes," "hopes," and "estimates," and variations of such words and similar expressions, are intended to identify forward-looking statements.

         Because forward-looking statements are based on a number of beliefs, estimates and assumptions by management that could ultimately prove inaccurate, there is no assurance that forward-looking statements will prove to be accurate. Many factors could materially affect our actual future operations and results, including the following: increasing price and product competition; fluctuations in consumer demand and confidence; the availability and mix of inventory; fluctuations in costs and expenses; the effectiveness of advertising, marketing and promotional programs; weather conditions that affect consumer traffic in stores; the continued availability and terms of financing; the ability to complete any pending asset disposition transactions; the outcome of pending and future litigation; consumer debt levels; and other general economic conditions that affect retail operations and sales, such as the rate of employment, inflation and interest rates and the condition of the capital markets.

         Elder-Beerman undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

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